POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints T. Lee Hale, Jr. and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of January, 2011.

/s/ James M. Wilson	/s/ Douglas S. Folk
Witness	Douglas S. Folk
Print Name: James M. Wilson	President EARNEST Partners Fixed Income Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints T. Lee Hale, Jr. and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of January, 2011.

/s/ Mary L. Johnson	/s/ Eddie C. Brown
Witness	Eddie C. Brown
Print Name: Mary L. Johnson	President Brown Capital Management Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints T. Lee Hale, Jr. and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 23rd day of January, 2011.

/s/ Jack E. Brinson
Witness	Jack E. Brinson
Print Name:	Independent Trustee and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints T. Lee Hale, Jr. and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of January, 2011.

/s/ Deborah A. Mills	/s/ James H. Speed, Jr.
Witness	James H. Speed, Jr.
Print Name: Deborah A. Mills	Independent Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints T. Lee Hale, Jr. and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of January, 2011.

/s/ Mary L. Johnson	/s/ Keith A. Lee
Witness	Keith A. Lee
Print Name: Mary L. Johnson	Trustee and Vice President Brown Capital Management Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints T. Lee Hale, Jr. and/or A. Vason Hamrick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 4th day of February, 2011.

/s/ Melissa H. Schwab	/s/ Richard K. Bryant
Witness	Richard K.Bryant
Print Name: Melissa H. Schwab	Vice President